Arca U.S. Treasury Fund

(the “Fund”)

Supplement dated January 26, 2021 to

the Prospectus and Statement of Additional Information (“SAI”), each dated July 6, 2020

This supplement provides updated information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

New Fundamental Policy

At a meeting held on November 16, 2020, the Board of Trustees approved a proposal to adopt a new fundamental policy to make offers to repurchase a portion of the Fund’s common shares on a monthly basis. The new policy will replace the Fund’s existing policy of making such a repurchase offer on a quarterly basis. Shareholders of the Fund holding a majority of the Fund’s outstanding securities approved this proposal by written consent on January 21, 2021.

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

➢	The two paragraphs immediately following the bullet point list on the cover page of factors to consider before investing are hereby replaced in their entirety with the following:

The Transfer Agent will maintain the identity of each record holder of ArCoins so that it will be able to send such holders shareholder materials, including proxy statements, as well as dividend distributions and tax reports.

The Fund has implemented a share repurchase program, but it is only required to repurchase between 5% and 25% of its outstanding shares per quarter. Subject to the review and approval of the Board, the Fund currently anticipates making an offer to repurchase 5% of its outstanding shares each month, provided that the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares.

Repurchase offers by the Fund will occur monthly starting in February 2021. For more information on the Fund’s repurchase policies and risks, please see “Prospectus Summary—Repurchases of Shares,” and “Quarterly Repurchases of Shares” in this prospectus.

➢	The first paragraph of the section entitled “Repurchases of Shares” on page 5 in the prospectus summary is hereby replaced in its entirety with the following:

The Fund will operate as an interval fund. As such, it has adopted a fundamental policy to make monthly repurchase offers, at NAV, of no less than 5% of the shares then outstanding, provided that the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares, as determined by the Board (the “Repurchase Offer Policy”). Subject to the review and approval of the Board, the Fund currently anticipates making an offer to repurchase 5% of the Fund’s outstanding shares each month (the “Repurchase Offer Amount”). There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than the number of shares the Fund offers to repurchase in a particular repurchase offer.

➢	The second paragraph of the section entitled “Repurchases of Shares” on page 5 in the prospectus summary is amended to reflect that the Fund may repurchase additional tendered shares only to the extent the percentage of additional shares so repurchased does not exceed 2% in any three-month period.

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➢	The penultimate sentence of the first paragraph on page 5 of the prospectus summary is hereby deleted.

➢	The section of the Prospectus titled “Quarterly Repurchase of Shares” beginning on page 25 and the subsections “Determination of Repurchase Offer Amount” and “Notice to Shareholders” are hereby replaced in their entirety with the following:

Monthly Repurchase of Shares

Once each month, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In addition, the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares. There is no assurance that a shareholder will be able to tender their shares when or in the amount that they desire.

Conducting monthly offers to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each monthly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE generally no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The term “business day” means any day other than a Saturday, a Sunday or other day on which the NYSE is closed.

Generally on the first business day of each month, and in any case at least 7 calendar days and no more than 14 calendar days prior to the Repurchase Request Deadline, shareholders will be notified in writing about each monthly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Unless a shareholder requests payment by check, payment pursuant to the repurchase will be credited directly to a predetermined bank account on the Repurchase Payment Date (as defined below), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline, provided that the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares..

Notice to Shareholders

Generally on the first business day of each month, and in any case at least 7 calendar days and no more than 14 calendar days prior to the Repurchase Request Deadline, the Transfer Agent, on behalf of the Fund, shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase.

The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Date”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

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➢	The section of the Prospectus titled “QUARTERLY REPURCHASE OF SHARES - Repurchase Requests in Excess of the Repurchase Offer Amount” on page 26 is amended to reflect that the Fund may repurchase additional tendered shares only to the extent the percentage of additional shares so repurchased does not exceed 2% in any three-month period.

➢	The second paragraph of the section titled “Fundamental Policies” on page 2 of the SAI is hereby replaced in its entirety with the following:

In addition, the Fund has adopted a fundamental policy (the “Repurchase Offer Policy”) that it will make monthly repurchases offers for no less than for 5% of the Fund’s shares outstanding, provided that the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares, as determined by the Board, unless suspended or postponed in accordance with regulatory requirements. Shareholders will be notified in writing of each monthly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the net asset value (“NAV”) per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) generally on the Repurchase Request Deadline and, in any event, no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The term “business day” means any day other than a Saturday, a Sunday or other day on which the NYSE is closed.

➢	The numbered list in the section titled “Repurchases and Transfers of Shares - Repurchase Offer Policy Summary of Terms” on page 4 of the SAI is hereby replaced in its entirety with the following:

1. The Fund will make monthly repurchase offers for not less than 5% of the Fund's then outstanding shares pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that interval funds must follow when making repurchase offers to their shareholders.

2. The repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares.

3. The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer by the Repurchase Request Deadline.

4. The maximum time between the Repurchase Request Deadline and the Repurchase Pricing Date is 14 calendar days (or the next business day if the fourteenth day is not a business day).

➢	The section entitled “Repurchases and Transfers of Shares - Procedures - Repurchase Offer Amount” on page 4 of the SAI is hereby replaced in its entirety with the following:

Repurchase Offer Amount. Each month, the Fund may offer to repurchase at least 5% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”), provided that the Repurchase Offer Amount for the then current monthly period, plus the Repurchase Offer Amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding shares. The Board shall determine the monthly Repurchase Offer Amount. Subject to the review and approval of the Board, the Fund currently anticipates making an offer to repurchase 5% of the Fund’s outstanding shares each month.

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➢	The first sentence of the section entitled “Repurchases and Transfers of Shares - Procedures - Repurchase Requests in Excess of the Repurchase Offer Amount” on page 5 of the SAI is hereby replaced in its entirety with the following:

If the Fund’s shareholders in the aggregate tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline, and further provided that the Fund may repurchase such additional tendered shares only to the extent the percentage of additional shares so repurchased does not exceed 2% in any three-month period.

➢	All additional references in the Prospectus or the SAI to a ‘quarterly repurchase’ of Fund shares are hereby replaced with ‘monthly repurchase’ of Fund shares.

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Resignation of Trustee

➢	Effective January 20, 2021, Vance Jeffrey Sanders resigned as Trustee and Chairman of the Audit Committee. Accordingly, all references to Mr. Sanders in the Prospectus and SAI are hereby deleted.

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Please retain this supplement for future reference.

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